Exhibit 23.1

                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Liberty Technologies, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this S-3 Registration Statement of our report dated February 6, 1996 included in Liberty Technologies, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


                                                 ARTHUR ANDERSEN LLP


Philadelphia, PA
  May 17, 1996


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